SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 17, 1997


                     UNITED COMPANIES FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in Charter)


      LOUISIANA                    1-7067              71-0430414
  (State or Other                  (Commission        (IRS Employer
   Jurisdiction of                 File Number)       Identification No.)
   Incorporation)


    4041 ESSEN LANE, BATON ROUGE, LOUISIANA                 70809
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code (504) 987-0000


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



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 Item 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

1.2               Terms Agreement dated June 17, 1997 for 8 3/8%
                  Subordinated Notes due July 1, 2005.

4.13 First Supplemental Indenture dated as of June 20, 1997 for 8 3/8% Subordinated Notes due July 1, 2005.

4.14              8 3/8% Subordindated Note due July 1, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UNITED COMPANIES FINANCIAL CORPORATION
                                        (Registrant)

 Date:  June 24, 1997       By:/s/ Dale E. Redman
                              ---------------------------------------
                              Name:Dale E. Redman
                              Title:Chief Financial Officer and
                                    Executive Vice President

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

1.2                 Terms Agreement dated June 17, 1997 for
                    8 3/8% Subordinated Notes due July 1, 2005.

4.13                First Supplemental Indenture dated as of
                    June 20, 1997 for 8 3/8% Subordinated Notes due July 1, 2005.

4.14                8 3/8% Subordinated Note due July 1, 2005.